Exhibit 99.1

GENIUS BRANDS INTERNATIONAL INKS DEAL WITH LG ELECTRONICS USA TO OFFER KARTOON CHANNEL! APP ACROSS LG SMART TVS, FURTHER EXPANDING THE REACH OF THE PREMIERE CHILDREN’S ENTERTAINMENT DESTINATION

Kartoon Channel! and Kartoon Classroom! Now Reaches Nearly 100% of All U.S. Television Households and Available on Over 300 Million Devices

Beverly Hills CA, DECEMBER 8, 2020 – Genius Brands International “Genius Brands” (NASDAQ: GNUS) continues the rapid expansion of its premiere children’s entertainment destination, Kartoon Channel!, partnering with its second television manufacturer, LG Electronics USA, to offer Kartoon Channel! for free across all LG Smart TVs, effective immediately. The deal with LG Electronics USA follows the recent partnership with Samsung, which has made Kartoon Channel! available across all Samsung Smart TVs.

“Serving up Kartoon Channel! to kids and parents through new technology-enabled mediums is an important part of our strategy,” commented Jon Ollwerther, General Manager of Kartoon Channel! & EVP of Global Business Development at Genius Brands. “We look forward to announcing a number of similar agreements over the next twelve months. Through this strategy, we are capitalizing on the evolution in viewer habits, which we believe will position us at the forefront of this rapidly evolving market. As the second largest player in the US TV market, LG is a very important platform for Kartoon Channel! viewers that we’re thrilled to add to our distribution.”

About Kartoon Channel! + Kartoon Classroom!

Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households and over 300 million devices via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple iOS, Android TV, Android Mobile,  Google Play, Xumo, Roku, Tubi, and streaming via KartoonChannel.com, as well as accessible via Samsung Smart TVs, and now LGTVs.

The channel offers access to a wide variety of Genius Brands original and acquired family-friendly content, with more added daily, including Babar, Angry Birds, Stan Lee’s Mighty7, Thomas Edison’s Secret Lab, Baby Einstein, Baby Genius, Llama Llama shorts, Warren Buffett’s Secret Millionaires Club, and more. Additionally, Genius Brands has added more family-friendly gaming content, including Minecraft’s Journey to the End and Fairy Horse Quest, Octodad, PixArk, and Big B Roblox Challenge from Tankee. Genius Brands will also premiere on Kartoon Channel! the upcoming comedy-adventure series, Stan Lee’s Superhero Kindergarten, currently in production and starring Arnold Schwarzenegger, in Q2 2021.

Kartoon Channel! content has been curated through a program code developed in consultation with Stanford University Professor Emeritus Don Roberts, one of the world’s leading researchers of children’s media, to ensure the delivery of positive and purposeful content that is safe for children. The Kartoon Channel! Content Code, under the leadership of Professor Roberts, ensures among other things, there will be no imitatable violence, no negative stereotypes, no inappropriate language, no degradation of the environment, and no excess commercialization.

Kartoon Classroom! is an innovative extension of Kartoon Channel! that features relevant and impactful STEAM-based content (science, technology, engineering arts and math), including programming from Genius Brands’ ‘content with a purpose’ library such as Baby Genius (Early Development), Thomas Edison’s Secret Lab (STEM), and Warren Buffett’s Secret Millionaires Club (Financial Literacy). Additionally, Kartoon Classroom! will showcase content from third party creators worldwide, such as Baby Einstein (Early Development), Little Smart Planet (Early Learning), I’m A Dinosaur (Paleontology), Super Geek Heroes (Early Learning), Counting with Earl (Math), Giligilis (Musical Learning), and Out of this Word (English Language). Genius Brands will also develop new original content for the platform and announces the first Kartoon Classroom! original series in development, KC! Pop Quiz.

To stream Kartoon Channel! and Kartoon Classroom! for free, download our app or visit: www.kartoonchannel.com

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About Genius Brands International

Genius Brands International, Inc. (Nasdaq: GNUS) is a leading global kids media company developing, producing, marketing and licensing branded children’s entertainment properties and consumer products for media and retail distribution. The Company’s award-winning ‘content with a purpose’ portfolio includes the upcoming Stan Lee’s Superhero Kindergarten, starring Arnold Schwarzenegger and in partnership with Alibaba; Shaq’s Garage, starring Shaquille O'Neal; Rainbow Rangers for Nick Jr.; Llama Llama, starring Jennifer Garner, for Netflix; award-winning toddler brand Baby Genius; adventure comedy STEM series Thomas Edison's Secret Lab; and entrepreneurship series Warren Buffett's Secret Millionaires Club. Through licensing agreements with leading partners, characters from Genius Brands’ IP also appear on a wide range of consumer products for the worldwide retail marketplace. The Company’s new Kartoon Channel! and Kartoon Classroom! are available in over 100 million U.S. television households via a broad range of distribution platforms, including Comcast, Cox, DISH, Sling TV, Amazon Prime, Amazon Fire, Apple TV, Apple iOS, Android TV, Android Mobil,  Google Play, Xumo, Roku, Tubi, KartoonChannel.com, Samsung Smart TVs and LG TVs. For additional information, please visit www.gnusbrands.com.

About LG Electronics USA

LG Electronics USA, Inc., based in Englewood Cliffs, N.J., is the North American subsidiary of LG Electronics, Inc., a $53 billion global innovator in technology and manufacturing. In the United States, LG’s focus on Innovation for a Better Life is exemplified by a wide range of innovative home appliances, home entertainment products, mobile phones, commercial displays, air conditioning systems, solar energy solutions and vehicle components. The “Life’s Good” marketing theme encompasses how LG is dedicated to people’s happiness by exceeding expectations today and tomorrow. LG is a 2020 ENERGY STAR® Partner of the Year-Sustained Excellence. www.LG.com.

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Forward Looking Statements: Certain statements in this press release constitute "forward-looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to repay our outstanding debt; the potential issuance of a significant number of shares to our convertible note holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

MEDIA CONTACT:

pr@gnusbrands.com

INVESTOR RELATIONS CONTACT:

ir@gnusbrands.com

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